UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2015

BJ'S RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300 Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 500-2400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 8, 2015, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 8, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC. (Registrant)
December 8, 2015	By:	/s/ GREGORY A. TROJAN Gregory A. Trojan President, Chief Executive Officer and Director (Principal Executive Officer)
	By:	/s/ GREGORY S. LEVIN Gregory S. Levin Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)